                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                          -----------------------------

                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 5, 2004

                                      EXACT NAME OF REGISTRANT AS SPECIFIED IN
              COMMISSION                ITS CHARTER, STATE OF INCORPORATION,                   I.R.S. EMPLOYER
              FILE NUMBER                  ADDRESS AND TELEPHONE NUMBER                       IDENTIFICATION NO.

                1-11607                  DTE Energy Company                                       38-3217752
                                         (a Michigan corporation)
                                         2000 2nd Avenue
                                         Detroit, Michigan 48226-1279
                                         313-235-4000


                1-2198                   The Detroit Edison Company                               38-0478650
                                         (a Michigan Corporation)
                                         2000 2nd Avenue
                                         Detroit, Michigan 48226-1279
                                         313-235-4000


                1-7310                   Michigan Consolidated Gas Company                        38-0478040
                                         (a Michigan Corporation)
                                         2000 2nd Avenue
                                         Detroit, Michigan 48226-1279
                                         313-235-4000


ITEM 7.    EXHIBITS

99.1 Earnings Release of DTE Energy Company ("DTE Energy") dated February 5, 2004, including reconciliation and representations required by Regulation G.

99.2 Information Distributed for Media and Investor Relations Communications dated February 5, 2004.

ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITIONS

         DTE Energy is furnishing the Securities and Exchange Commission (SEC) with its earnings release issued February 5, 2004 announcing financial results for the year ended December 31, 2003. A copy of the earnings release, the information distributed for media and investor relations communications are furnished as Exhibits 99.1 and 99.2 to this report and contain the reconciliation and representations required by the SEC's Regulation G.

FORWARD-LOOKING STATEMENTS:

         This Form 8-K contains "forward-looking statements" that are subject to risks and uncertainties. They should be read in conjunction with the forward-looking statements in DTE Energy's, The Detroit Edison Company's ("Detroit Edison") and Michigan Consolidated Gas Company's ("MichCon") 2002 Form 10-K Item 1 (incorporated by reference herein), and in conjunction with other SEC reports filed by DTE Energy, Detroit Edison and MichCon that discuss important factors that could cause DTE Energy's, Detroit Edison's and MichCon's actual results to differ materially. DTE Energy, Detroit Edison and MichCon expressly disclaim any current intention to update any forward-looking statements contained in this document as a result of new information or future events.


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

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned, hereunto duly authorized.

Date:  February 5, 2004

                                    DTE ENERGY COMPANY
                                    (Registrant)


                                    /s/Daniel G. Brudzynski
                                    ------------------------------------
                                    Daniel G Brudzynski
                                    Vice President and Contoller


                                    THE DETROIT EDISON COMPANY
                                    (Registrant)


                                    /s/Daniel G. Brudzynski
                                    ------------------------------------
                                    Daniel G Brudzynski
                                    Vice President and Contoller



                                    MICHIGAN CONSOLIDATED GAS COMPANY
                                    (Registrant)


                                    /s/Daniel G. Brudzynski
                                    ------------------------------------
                                    Daniel G Brudzynski
                                    Vice President and Contoller

                                  EXHIBIT INDEX



EXHIBIT
NUMBER                       DESCRIPTION
------                       -----------

99.1 Earnings Release of DTE Energy, dated February 5, 2004, including reconciliation and representations required by Regulation G.

99.2 Information Distributed for Media and Investor Relations Communications dated February 5, 2004.




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